UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2024

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2024 Annual Meeting of Stockholders of Teledyne Technologies Incorporated ("Teledyne"), the stockholders of Teledyne approved amendments to Teledyne’s Restated Certificate of Incorporation (the "Restated Certificate") to (1) provide for the phased-in declassification of the Board of Directors and the annual election of directors and (2) provide for officer exculpation (the "Amendments").

As more fully described in Teledyne's Proxy Statement for the 2024 Annual Meeting, the Amendments:

(1)     Amend and restate in its entirety Article TEN of the Restated Certificate to provide that all directors will be elected annually beginning at the 2027 Annual Meeting. The directors to be elected at the 2024 Annual Meeting will be elected to serve a full three-year term. The directors to be elected at the 2025 Annual Meeting will be elected to serve a two-year term. The directors to be elected at the 2026 Annual Meeting will be elected to serve a one-year term. At the 2027 Annual Meeting and at each meeting of stockholders thereafter, all directors will be elected annually. All directors elected to fill vacancies will hold office for a term expiring at the annual meeting at which the term of the class to which they have been elected expires.

(2)    Amend the Restated Certificate to add Article FOURTEEN, which provides that no officer of Teledyne shall have personal liability to Teledyne or its stockholders for monetary damages for breach of fiduciary duty as an officer except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law.

A copy of the Certificate of Amendment to the Restated Certificate, which has been filed with the Secretary of State of the State of Delaware, is attached as Exhibit 3.1 to this Report and incorporated herein by reference.

As a result of the approval of the amendments to Teledyne's Restated Certificate described above, actions by the Board to amend and restate Teledyne's bylaws also became effective. The substantive amendments provide for the same phased-in declassification of the Board Directors and the annual election of directors as described above in the amended and restated Article TEN of the Restated Certificate.

A copy of the Fifth Amended and Restated Bylaws of Teledyne (the "Restated Bylaws") is attached as Exhibit 3.2 to this Report and incorporated herein by reference. A copy of the Restated Bylaws showing the changes made in blackline is attached as Exhibit 3.3 to this Report.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)-(b) The 2024 Annual Meeting of Stockholders of Teledyne was held on April 24, 2024. The actions described below were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

1. The four nominees proposed by the Board of Directors were elected as Class I directors for a three-year term expiring at the 2027 Annual Meeting by the following votes:

Name	For	Against	Abstain
Denise R. Singleton	38,654,785	3,005,620	206,204
Simon M. Lorne	36,276,887	5,380,909	208,813
Vincent J. Morales	40,876,191	972,275	18,143
Wesley W. von Schack	37,400,113	4,259,183	207,313

There were 2,711,756 broker non-votes with respect to this action.

Other continuing directors include (1) Class II directors Charles Crocker, Robert Mehrabian, Jane C. Sherburne and Michael T. Smith, whose terms expire at the 2025 Annual Meeting, and (2) Class III directors Kenneth C. Dahlberg, Michelle A. Kumbier and Robert A. Malone, whose terms expire at the 2026 Annual Meeting.

2. A proposal to ratify the appointment of Deloitte & Touche LLP as Teledyne’s independent registered public accounting firm for 2024 was approved by a vote of 43,972,571 “for” versus 582,544 “against.” There were 23,250 abstentions and no broker non-votes with respect to this action.

3. The proposal to approve the non-binding advisory resolution on Teledyne’s executive compensation was approved by a vote of 40,093,486 “for” versus 1,736,666 "against.” There were 36,457 abstentions and 2,711,756 broker non-votes with respect to this action.

4. The proposal to approve amendments to Teledyne’s Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of Directors was approved by a vote of 41,565,197 “for” versus 287,053 "against.” There were 14,359 abstentions and 2,711,756 broker non-votes with respect to this action.

5. The proposal to approve amendments to Teledyne’s Restated Certificate of Incorporation to provide for executive officer exculpation was approved by a vote of 38,124,629 “for” versus 3,703,784 "against.” There were 38,196 abstentions and 2,711,756 broker non-votes with respect to this action.

6. The stockholder proposal to adopt simple majority voting was approved by a vote of 33,806,130 “for” versus 8,002,812 "against.” There were 57,667 abstentions and 2,711,756 broker non-votes with respect to this action.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 3.1	Certificate of Amendment to Teledyne's Restated Certificate of Incorporation
Exhibit 3.2	Fifth Amended and Restated Bylaws of Teledyne
Exhibit 3.3	Fifth Amended and Restated Bylaws of Teledyne (blackline showing changes)
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: April 25, 2024

EXHIBIT INDEX
Description

Exhibit 3.1	Certificate of Amendment to Teledyne's Restated Certificate of Incorporation
Exhibit 3.2	Fifth Amended and Restated Bylaws of Teledyne
Exhibit 3.3	Fifth Amended and Restated Bylaws of Teledyne (blackline showing changes)
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)